SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 23, 2007

SOUTHCREST FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-51287	58-2256460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Glynn Street, Suite B, Fayetteville, GA	30214
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 461-2781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 23, 2007, SouthCrest Financial Group entered into a definitive Agreement and Plan of Share Exchange with Bank of Chickamauga. Under the terms of the Agreement, Bank of Chickamauga will become a wholly-owned subsidiary of SouthCrest. Shareholders of Bank of Chickamauga will be entitled to receive an aggregate of $18 million in cash, less certain expenses related to the termination of the Bank of Chickamauga pension plan. The terms of the acquisition are more fully described in the Agreement and Plan of Share Exchange which is attached as Exhibit 10.1 to this report. A copy of the press release announcing the execution of the Agreement is also attached to this report as Exhibit 99.1.

The Agreement is subject to regulatory approval and approval by the Bank of Chickamauga shareholders. The parties contemplate closing during the second or third quarter.

Some of the statements in this Report, are “forward-looking statements” within the meaning of the federal securities laws. When we use words like “anticipate”, “believe”, “intend”, “expect”, “estimate”, “could”, “should”, “will”, and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. These forward-looking statements involve risks and uncertainties and are based on our beliefs and assumptions, and on the information available to us at the time that these disclosures were prepared. Many of these factors are beyond our ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events or otherwise.

Item 2.02	Results of Operations and Financial Condition

A copy of SouthCrest’s press release summarizing its financial results for the fiscal year and fourth quarter of 2006 is attached as Exhibit 99.2. The publication date of the press release is February 26, 2007.

Item 9.01	Financial Statements and Exhibits

Exhibits.
Exhibit No.	Description of Exhibit

10.1	Agreement and Plan of Merger by and between Bank of Chickamauga and SouthCrest Financial Group, dated February 23, 2007.

99.1	Press Release, dated February 26, 2007.

99.2	Earnings Release, dated February 26, 2007. [1]

[1]
The information provided in the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHCREST FINANCIAL GROUP, INC.

Dated:	February 27, 2007	By:	/s/ Douglas J. Hertha
Douglas J. Hertha
Chief Financial Officer